Exhibit 10.1

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference of our reports dated March 15, 2012 relating to the consolidated financial statements of Alcatel-Lucent and subsidiaries and management’s report on the effectiveness of internal control over financial reporting, appearing in the Annual Report on Form 20-F of Alcatel-Lucent for the year ended December 31, 2011 into:

i.	Form S-8 Registration Statement (File No. 333-11092), filed with the SEC on November 4, 1999;

ii.	Form S-8 Registration Statement (File No. 333-11388), filed with the SEC on January 24, 2000;

iii.	Post-Effective Amendment No. 1 on Form S-8 to Form F-4 Registration Statement (File No. 333-93127), filed with the SEC on January 24, 2000;

iv.	Form S-8 Registration Statement (File No. 333-12516), filed with the SEC on September 12, 2000;

v.	Form S-8 Registration Statement (File No. 333-12864), filed with the SEC on November 15, 2000;

vi.	Form S-8 Registration Statement (File No. 333-13410), filed with the SEC on April 27, 2001;

vii.	Form S-8 Registration Statement (File No. 333-14016), filed with the SEC on October 17, 2001;

viii.	Form S-8 Registration Statement (File No. 333-98075), filed with the SEC on August 14, 2002;

ix.	Form S-8 Registration Statement (File No. 333-107271), filed with the SEC on July 23, 2003;

x.	Form S-8 Registration Statement (File No. 333-108755), filed with the SEC on September 12, 2003;

xi.	Form F-3 Registration Statement, as amended (File No. 333-119301), initially filed with the SEC on September 27, 2004;

xii.	Form S-8 Registration Statement (File No. 333-119746), filed with the SEC on October 14, 2004;

xiii.	Form S-8 Registration Statement (File No. 333-121813), filed with the SEC on January 3, 2005;

xiv.	Form S-8 Registration Statement (File No. 333-129288), filed with the SEC on October 28, 2005;

xv.	Form S-8 Registration Statement (File No. 333-139009), filed with the SEC on November 29, 2006;

xvi.	Form F-3 Registration Statement (File No. 333-139029), filed with the SEC on November 30, 2006;

xvii.	Form F-3 Registration Statement (File No. 333-139030), filed with the SEC on November 30, 2006;

xviii.	Form S-8 Registration Statement (File No. 333-143972), filed with the SEC on June 22, 2007;

xix.	Form S-8 Registration Statement (File No. 333-151348), filed with the SEC on June 2, 2008;

xx.	Form S-8 Registration Statement (File No. 333-160149), filed with the SEC on June 22, 2009;

xxi.	Form S-8 Registration Statement (File No. 333-160148), filed with the SEC on June 22, 2009;

xxii.	Form S-8 Registration Statement (File No. 333-172901), filed with the SEC on March 17, 2011;

xxiii.	Form S-8 Registration Statement (File No. 333-176118), filed with the SEC on August 5, 2011; and

xxiv.	Form S-8 Registration Statement (File No. 333-178696), filed with the SEC on December 22, 2011.

/s/ Deloitte & Associés

Neuilly-sur-Seine, France

March 21, 2012